The Agreements made this 27th day of March 2001.



Between,

                          MIDDLEGATE INVESTMENTS INC.

                                      And

                           MICRON ENVIRO SYSTEMS INC.


WHEREAS,   Middlegate   Investments   Inc.   (hereinafter   referred  to  us  as
"Middlegate") have entered into a Participation Agreement by way of option dated March 8, 2001 with Brothers Oil and Gas Inc. and

WHEREAS, Micron Enviro Systems Inc. (hereinafter referred to as "Micron") wishes to purchase all of the rights of Middlegate in the March 8, 2001 agreement.

The parties hereto agree as follows:

 1. Middlegate does herby agree to sell, transfer and assign all of its right, title and interest in a Participation Agreement made between itself and Brothers Oil and Gas Inc dated March, 8, 2001 (a copy of which is attached hereto) to Michron Enviro Systems Inc on the following terms and conditions

         (a) Micron shall pay $60,000 on or before the 15th day of April 2001, and

         (b) Shall issue 300,000 shares of Micron Common stock to Middlegate upon execution of this agreement, and

         (c) In the event Micron fails to pay the aforesaid $60,000.00 on April 15, 2001, Micron agrees to issue a further 300,000 shares of Micron common stock in lieu thereof

 2. The parties hereto agree that this agreement is subject to regulatory approval and they acknowledge that the shares of common stock referred to in 1 above will be Reg S stock and will be subject to a minimum one
         (1) year trading restriction.

 3. The parties agree that Middlegate may at its option at anytime elect to recieve the shares referred to in 1 c above in lieu of payments at anytime subsequent to execution hereof

 4. Middlegate does hereby agree to deliever to Micron all agreement (farm-ins, farm-outs), AAPL Operating Agreements and all engineering, geology and geophysical reports to Micron


Assignor:                                    Assignee:
Middlegate Investments Inc.                  Micron Enviro Systems Inc.

Per  (unintelligible)                            Per  (unintelligible)
     ------------------------------              ------------------------------
      Secretary

T

                This Agreement made this 14th day, of April 2001

                                    Between

                          Middlegate Investments Inc.

                                      And

                           Micron Enviro Systems Inc.


         Where the parties hereto entered into an agreement dated March 27, 2001 and the parties desire to amend that agreement as follows:


       1. The Parties agree to extend the date for the payment of $60,000.00 to May 24th, 2001 and

       2. The Parties agree to extend the date to issue original shares to May 24, 2001.


Assignor:                                    Assignee:
Middlegate Investments Inc.                  Micron Enviro Systems Inc.

Per   (unintelligible)                           Per   (unintelligible)
     ------------------------------              ------------------------------
      Secretary

Exh. 10.1